                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-22529) pertaining to the Equitable Resources, Inc. Savings and Protection Plan of our report dated June 17, 2002, with respect to the financial statements and schedules of the Equitable Resources, Inc. Savings and Protection Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.










                                              /s/ Ernst & Young LLP
                                        ---------------------------------------





Pittsburgh, Pennsylvania
June 28, 2002






                                       14